SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

July 19, 2004

HERITAGE FINANCIAL HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-31823	63-1259533
(Commission File No.)	(IRS Employer Identification No.)

211 Lee Street N.E.
Decatur, Alabama	35601
(Address of principal executive offices)	(Zip Code)

(256) 355-9500

(Registrant’s telephone number including area code)

Item 5.	Other Events.

On July 15, 2004, Heritage Financial Holding Corporation (“Heritage”) and The Peoples Holding Company (“Peoples”) jointly announced that they had signed a definitive merger agreement, pursuant to which Peoples will acquire Heritage. The full text of the merger agreement is filed as Exhibit 2.1 hereto.

Item 7.	Financial Statements and Exhibits.

  (c) EXHIBITS.

Exhibit 2.1	Agreement and Plan of Merger by and among Peoples, The Peoples Bank & Trust Company, Heritage and Heritage Bank dated July 15, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HERITAGE FINANCIAL HOLDING CORPORATION

By:	/s/ William M. Foshee
William M. Foshee
Its Chief Financial Officer

Date: July 19, 2004